Share-based compensation - Disclosure of detailed information about options, valuation assumptions (Details)	12 Months Ended
	Dec. 31, 2023 Month $ / shares	Dec. 31, 2022 Month $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Dividend per share	1.50%	1.50%
Expected volatility	41.00%	41.00%
Risk-free interest rate	3.80%	2.60%
Expected life | Month	47	47
Weighted average share price	$ 18.08	$ 14.25
Weighted average fair value of options granted	$ 5.88	$ 4.38